SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant [ ]
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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group® Cash Reserve
Delaware Group® Equity Funds I
Delaware Group® Equity Funds II
Delaware Group® Equity Funds IV
Delaware Group® Equity Funds V
Delaware Group Foundation Funds®
Delaware Group® Global & International Funds
Delaware Group® Government Fund
Delaware Group® Income Funds
Delaware Group® Limited-Term Government Funds
Delaware Group® State Tax-Free Income Trust
Delaware Group® Tax-Free Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

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PROXY MATERIALS

DELAWARE INVESTMENTS® FAMILY OF FUNDS

Delaware Group® Adviser Funds	Delaware Group® State Tax-Free Income Trust
Delaware Group® Cash Reserve	Delaware Group® Tax-Free Fund
Delaware Group® Equity Funds I	Delaware Pooled® Trust
Delaware Group® Equity Funds II	Delaware VIP® Trust
Delaware Group® Equity Funds IV	Voyageur Insured Funds
Delaware Group® Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation Funds®	Voyageur Mutual Funds
Delaware Group® Global & International Funds	Voyageur Mutual Funds II
Delaware Group® Government Fund	Voyageur Mutual Funds III
Delaware Group® Income Funds	Voyageur Tax Free Funds
Delaware Group® Limited-Term Government Funds

Dear Shareholder:

I am writing to let you know that a joint special meeting (the “Meeting”) of shareholders of the Delaware Investments® funds listed above (the “Trusts”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time.  The purpose of the Meeting is to vote on several important proposals that affect the Trusts and each of their separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them.  The Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments® Family of Funds.  As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).  This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Boards of Trustees of the Trusts.  The Trustees, all but one of whom are not affiliated with Delaware Investments®, are responsible for protecting your interests as a shareholder.  The Trustees believe these proposals are in the best interests of shareholders.

                The Trustees recommend that you vote FOR each proposal.

The enclosed overview is provided to assist you in understanding the proposals.  Each of the proposals is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call [PROXY SOLICITOR], the Funds’ proxy solicitor, at [PROXY SOLICITOR PHONE NUMBER].  [PROXY SOLICITOR] will help you get your vote in quickly.  You may also receive a telephone call from [PROXY SOLICITOR] reminding you to vote your shares.  Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

[PROXY DATE]

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on March 31, 2015

To the Shareholders of:

Delaware Group® Adviser Funds	Delaware Group® State Tax-Free Income Trust
Delaware Group® Cash Reserve	Delaware Group® Tax-Free Fund
Delaware Group® Equity Funds I	Delaware Pooled® Trust
Delaware Group® Equity Funds II	Delaware VIP® Trust
Delaware Group® Equity Funds IV	Voyageur Insured Funds
Delaware Group® Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation Funds®	Voyageur Mutual Funds
Delaware Group® Global & International Funds	Voyageur Mutual Funds II
Delaware Group® Government Fund	Voyageur Mutual Funds III
Delaware Group® Income Funds	Voyageur Tax Free Funds
Delaware Group® Limited-Term Government Funds

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of the open-end registered investment companies listed above (each, a “Trust” and collectively, the “Trusts”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

           1.           To elect Trustees to the Board of Trustees for each of the Trusts.  The nominees for election to the Boards of Trustees are:

Thomas L. Bennett	Lucinda S. Landreth
Ann Borowiec	Frances A. Sevilla-Sacasa
Joseph W. Chow	Thomas K. Whitford
Patrick P. Coyne	Janet L. Yeomans
John A. Fry	J. Richard Zecher

           2.           To approve the implementation of a new “manager of managers” order for each separate series of the Trusts (each, a “Fund” and collectively, the “Funds”).

   3.           To revise the fundamental investment restriction relating to lending for each Fund.

   4.           To revise the fundamental concentration restriction to remove the reference to banking instruments for the Delaware Cash Reserve Fund, a series of Delaware Group® Cash Reserve.

   5(a).      To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

     (b).      To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

     (c).      To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

Shareholders of record of the Trusts as of the close of business on January 22, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet.  Your vote is important.

By order of the Boards of Trustees,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer
[PROXY DATE]

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed within the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE FUND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

BRIEF OVERVIEW	4
PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES	9
INTRODUCTION TO PROPOSAL 1	9
WHO ARE THE TRUSTEE NOMINEES?	9
HOW ARE NOMINEES FOR TRUSTEE SELECTED?	9
HOW OFTEN DO THE BOARDS MEET AND HOW ARE THE TRUSTEES COMPENSATED?	10
WHO ARE THE PRINCIPAL OFFICERS OF THE TRUSTS?	10
WHAT ARE THE STANDING COMMITTEES OF THE BOARDS?	10
WHO ARE THE TRUSTS’ INDEPENDENT AUDITORS?	11
WHAT IS A QUORUM AND WHAT IS THE REQUIRED VOTE TO ELECT TRUSTEES?	12
PROPOSAL 2: NEW MANAGER OF MANAGERS RELIEF	14
INTRODUCTION TO PROPOSAL 2	14
EFFECT OF PROPOSAL 2 WITH RESPECT TO DELAWARE POOLED TRUST’S INTERNATIONAL EQUITY PORTFOLIO ONLY	15
QUORUM AND REQUIRED VOTE	16
PROPOSAL 3: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING	17
INTRODUCTION TO PROPOSAL 3	17
QUORUM AND REQUIRED VOTE	18
PROPOSAL 4: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO CONCENTRATION (DELAWARE CASH RESERVE FUND ONLY)	19
INTRODUCTION TO PROPOSAL 4	19
QUORUM AND REQUIRED VOTE	20
PROPOSALS 5(A)—(C): AMENDMENTS TO FUND CHARTER DOCUMENTS	21
INTRODUCTION TO PROPOSALS 5(A) THROUGH 5(C)	21
PROPOSAL 5(A)	21
PROPOSAL 5(B)	21
PROPOSAL 5(C)	22
QUORUM AND REQUIRED VOTE	24
VOTING INFORMATION	26
HOW WILL SHAREHOLDER VOTING BE HANDLED?	26
HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?	26
MAY I REVOKE MY PROXY?	27
WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?	27
WHO IS ENTITLED TO VOTE?	27
WHAT IS THE QUORUM REQUIREMENT?	27
WHO WILL PAY THE EXPENSES OF THE MEETING?	27
WHAT OTHER SOLICITATIONS WILL BE MADE?	27
WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THIS PROXY STATEMENT?	28
HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR INCLUSION IN A TRUST’S PROXY STATEMENT FOR A FUTURE SHAREHOLDERMEETING?	28
HOW MAY I COMMUNICATE WITH THE BOARDS?	29
MORE INFORMATION ABOUT THE FUNDS	29
PRINCIPAL HOLDERS OF SHARES	30
APPENDICES TO PROXY STATEMENT	30

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DELAWARE INVESTMENTS® FAMILY OF FUNDS
JOINT PROXY STATEMENT
Dated [PROXY DATE]

Delaware Group® Adviser Funds	Delaware Group® State Tax-Free Income Trust
Delaware Group® Cash Reserve	Delaware Group® Tax-Free Fund
Delaware Group® Equity Funds I	Delaware Pooled® Trust
Delaware Group® Equity Funds II	Delaware VIP® Trust
Delaware Group® Equity Funds IV	Voyageur Insured Funds
Delaware Group® Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation Funds®	Voyageur Mutual Funds
Delaware Group® Global & International Funds	Voyageur Mutual Funds II
Delaware Group® Government Fund	Voyageur Mutual Funds III
Delaware Group® Income Funds	Voyageur Tax Free Funds
Delaware Group® Limited-Term Government Funds

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 31, 2015:  this proxy statement is available at delawareinvestments.com/proxy.

This joint proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of the registered open-end management investment companies listed above (each, a “Trust” and collectively, the “Trusts”), along with other registered investment companies in the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials.  Each of the separate funds within a Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.”  The Meeting was called by the Boards of Trustees of the Trusts (each, a “Board” and collectively, the “Boards”) to vote on the following proposals (the “Proposals”), each of which is described more fully below:

Proposal	Who votes on the Proposal?
1. To elect a Board of Trustees.	Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.
2. To approve the implementation of a new “manager of managers” order.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
3. To revise the fundamental investment restriction relating to lending.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
4. To revise the fundamental concentration restriction to remove the reference to banking instruments.	Shareholders of the Delaware Cash Reserve Fund, a series of Delaware Group® Cash Reserve.

Proposal	Who votes on the Proposal?
5.(a) To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.
   (b) To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.
   (c) To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.
Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.

The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  You can reach the offices of the Trusts by telephone by calling 800 523-1918.  Each Trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  A list of the Funds of each Trust is set forth in Appendix [A].

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time.  Only Fund shareholders will be admitted to the Meeting.  The Boards, on behalf of each Fund, are soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about [PROXY DATE].

This Proxy Statement gives you information about the Trustees, the Proposals, and other matters that you should know before voting.  The Board of each Trust has determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.

Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end.  Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request.  Such requests should be directed to a Fund by calling 800 523-1918 or by writing to the Fund at Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service.  Each Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds’ Web site at delawareinvestments.com.

Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary.  Each Fund will promptly send a separate copy of such documents to any shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, shareholders should contact their Fund at the address and phone number set forth above.

BRIEF OVERVIEW

Important information to help you understand the Proposals.

Below is a brief overview of the Proposals to be voted upon.  The Proposals are described in greater detail in the enclosed proxy statement.  Your vote is important, no matter how large or small your holdings may be.

What Proposals am I being asked to vote on?

You are being asked to vote on the following Proposals:

1.           To elect a Board of Trustees.

2.           To approve the implementation of a new “manager of managers” order.

3.           To revise the fundamental investment restriction relating to lending.

4.           To revise the fundamental concentration restriction to remove the reference to banking instruments (for Delaware Cash Reserve Fund shareholders only).

5. (a)         To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.

(b)         To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

(c)         To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.

Has the Board approved the Proposals?

Yes.  The Board of Trustees of each Trust has approved the Proposals, and recommends that you vote to approve those that apply to your Fund.

Proposal 1:                      To elect a Board of Trustees.

What is the role of the Board of Trustees?

Each Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment advisor, the distributor, and others who perform services for the Trust.  Each of the Trusts’ Board of Trustees is comprised of the same Trustees.

Who are the Trustee Nominees and how were they selected?

Nine of the 10 Trustee Nominees standing for election are presently members of the Boards of Trustees for the Trusts. Each Board of Trustees’ Nominating and Corporate

Governance Committee considered the qualifications of prospective Board members and recommended that the Trustee Nominees be elected.  Each Board of Trustees has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected.

Proposal 2:                      To approve the implementation of a new “manager of managers” order.

What is Proposal 2?

Proposal 2 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission, known as a “manager of managers” order, that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement.

The Funds, except for The International Equity Portfolio of the Delaware Pooled Trust, have been previously granted a manager of managers order that allows them to hire unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts. It is proposed that the Funds seek new manager of managers relief that would give them authority to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts.

For shareholders of The International Equity Portfolio of the Delaware Pooled Trust, a vote to approve new manager of managers relief under Proposal 2 will apply to the new manager of managers order related to both affiliated and unaffiliated sub-advisors as described above, as well as to the manager of managers order related only to unaffiliated sub-advisors that the rest of the Funds have already adopted.

Why should shareholders approve this Proposal?

Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required in order to hire a new sub-advisor that is affiliated with the Funds’ investment advisor or to change certain material terms of a related sub-advisory agreement.  If the Funds were granted the new manager of managers order that included affiliated sub-advisors, it would permit the Funds’ investment advisor to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders.

Proposal 3:                      To revise the fundamental investment restriction relating to lending.

What is Proposal 3?

The Trusts each have a fundamental investment restriction related to making loans which is more limited in scope than what is required by federal securities laws.  As a result, the restrictions prohibit certain lending activities that would be otherwise permissible for the Funds, including interfund borrowing and lending. Proposal 3 provides for the revision of the restriction related to loans to expand the scope of lending activities in which the Funds could engage.

Why should shareholders approve this Proposal?

Changing the fundamental investment restriction related to loans would enable the Funds to accommodate industry and market developments and provide them with additional liquidity resources.

Proposal 4:                      To revise the fundamental concentration restriction to remove the reference to banking instruments.

What is Proposal 4?

Proposal 4 is only for shareholders of Delaware Cash Reserve Fund.  Delaware Cash Reserve Fund’s fundamental investment restriction related to the concentration of investments within various industries is more limited in scope than what is required by federal securities laws.  Proposal 4 provides for the revision of the Delaware Cash Reserve Fund’s concentration restriction to permit the Fund to invest more than 25% of its assets in banking securities.

Why should shareholders approve this Proposal?

The proposed changes to the Delaware Cash Reserve Fund’s fundamental investment restriction related to concentration would allow the Fund’s portfolio manager to deploy capital to appropriate investments under varying market conditions while continuing to ensure that the Fund maintains the investment mix and risk profile required under the federal securities laws. Shareholders are expected to benefit from the Fund’s concentration policy being more closely aligned with applicable requirements.

Proposal 5(a):                                To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.

What is Proposal 5(a)?

Proposal 5(a) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add detailed procedures for the transfer of shares. The proposed language would provide express protection to the Funds and the Board for relying on the books of a Trust with respect to the identity of the shareholders of record.

Why should shareholders approve this Proposal?

The proposed amendments would add transparency to the process of transferring ownership of shares.  Clarifying the share transfer provisions in each Trust’s Agreement and Declaration of Trust benefits both the Funds and shareholders, as it provides greater certainty with respect to ownership.

Proposal 5(b):                                To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

What is Proposal 5(b)?

Proposal 5(b) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add a provision requiring that shareholders provide certain information upon the request of the Board. The proposed amendment would require shareholders of record to disclose direct and indirect share ownership information to a Fund upon Board demand, in the event that the Fund needed such information to comply with tax requirements.

Why should shareholders approve this Proposal?

Having the ability to obtain shareholder ownership information will allow the Funds to more effectively and efficiently comply with current and future tax regulations.

Proposal 5(c):                                To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.

What is Proposal 5(c)?

Proposal 5(c) provides for the amendment of each Trust’s By-Laws to change a provision related to proxy matters. Each Trust’s Agreement and Declaration of Trust currently provides that the revocability of a proxy is governed by the Delaware General Corporation Law. The proposed amendment to the By-Laws expands the application of Delaware General Corporation Law to all matters relating to proxies, thereby providing the Funds with a defined body of law to govern matters relating to proxies.

Why should shareholders approve this Proposal?

The proposed amendment to the By-Laws provides clarity on the choice of law relating to proxy matters and establish a body of case, statutory, and other law for interpreting and resolving proxy-related issues and disputes. This, combined with the depth and breadth of Delaware business law, may increase certainty of outcome for the Funds and shareholders with regard to proxies.

Who may vote and how many votes am I entitled to cast?

Only shareholders of record of the Funds on the record date will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement.  The record date is the close of business on January 22, 2014.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

How do I vote my shares?

You may vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope.  You may also vote by telephone by calling [       ] or via the Internet at delawareinvestments.com/proxy. In addition, you may attend the Meeting and vote in person.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

In Proposal 1, shareholders are being asked to elect ten trustees (the “Trustee Nominees”) to the Board of each Trust.

Each Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment advisor, the distributor, and others who perform services for the Trust.  Each of the Trust’s Board is comprised of the same trustees, and all of the Trusts are served by the same officers.

Who are the Trustee Nominees?

The trustees of the Boards (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trusts and serving the needs and best interests of Fund shareholders.  Nine of the Trustee Nominees standing for election are presently members of the Boards: Thomas L. Bennett, Joseph W. Chow, Patrick P. Coyne, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher.  Ann Borowiec has not previously served as a Trustee for the Trusts. Prior to her recent retirement, Ms. Borowiec served as Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Company.

Each Board is comprised of the same Board members.  Nine of the ten Trustee Nominees are not “interested persons” of the Trusts, as that term is defined in the 1940 Act (together, the “Independent Trustees”).  Only Mr. Coyne is deemed to be an “Interested Trustee” of the Trusts, because he is an executive officer of the Funds’ investment advisor, Delaware Management Company (“DMC” or the “Manager”). Appendix [B] contains a description of the background of the Trustee Nominees and related information.

If elected, each Trustee Nominee will hold office for an indefinite term until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.  The Trustee Nominees are available to serve and have consented to serve if elected.  If a Trustee Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Corporate Governance Committee as Trustees.

How are nominees for Trustee selected?

Each Board’s Nominating and Corporate Governance Committee recommends nominations for Board members and considers the qualifications of prospective Board members.  The committee also monitors the performance of counsel for the Independent Trustees.  The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on a Board.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on a Board must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds at 2005

Market Street, Philadelphia, Pennsylvania 19103-7094.  Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to a Board will be kept on file for consideration when there is a vacancy on the Board. The Committee consists of John A. Fry, Chairperson; Thomas L. Bennett, Coordinating Director/Trustee (ex officio); Janet L. Yeomans; Thomas K. Whitford; and Frances A. Sevilla-Sacasa, all of whom are Independent Trustees.  Each Board’s Nominating and Corporate Governance Committee held six meetings during the 12-month period ended December 31, 2014.  Each Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee, a copy of which is attached as Appendix [C] to this Proxy Statement.

The Nominating and Corporate Governance Committee met on October 21, 2014 and November 19, 2014 to evaluate candidates for positions on the Boards, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment advisor and its affiliates and other Fund service providers, as well as such other information as the Committee deemed relevant to its considerations.  The Nominating and Corporate Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on December 23, 2014, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of each Trust.

How often do the Boards meet and how are the Trustees compensated?

The Boards held six meetings during the 12-month period ended December 31, 2014.  The Trusts do not hold annual meetings at which Trustees are elected.

No Independent Trustee owns, beneficially or of record, securities issued by any investment advisor or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing.  The table in Appendix [D] shows the dollar range of shares of each Fund and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that were beneficially owned by the Trustee Nominees as of [RECENT PRACTICABLE DATE].

Each Independent Trustee is compensated by the Trusts.  Mr. Coyne, the sole Trustee who is not an Independent Trustee, is not compensated by the Trusts for serving as Trustee.  Trust officers are not compensated by the Trust.  The table in Appendix [E] shows the compensation that each Independent Trustee received from each Trust during the 12-month period ended December 31, 2014 and the aggregate compensation that each Independent Trustee received from the Delaware Investments® Family of Funds during that period.

Who are the principal officers of the Trusts?

Officers of each Trust are appointed by the Trust’s Board and serve at the pleasure of the Board.  Appendix [F] identifies the principal officers of the Trusts, and provides certain background and related information.

What are the standing committees of the Boards?

Each Trust’s Board has four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Independent Trustees Committee, and the Investments Committee.

Audit Committee.  This committee monitors accounting and financial reporting policies and practices and internal controls for a Trust.  The Audit Committee also oversees the quality and objectivity of a Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trusts’ independent registered public accounting firm and the full Boards.  Each Audit Committee consists of the following Independent Trustees: Joseph W. Chow, Chairperson; Lucinda S. Landreth; Janet L. Yeomans; and Frances A. Sevilla-Sacasa.  Each Audit Committee held six meetings during the 12-month period ended December 31, 2014.

Nominating and Corporate Governance Committee.  Information on the Nominating and Corporate Governance Committee is provided above under “How are nominees for Trustee selected?”

Independent Trustees Committee.  This committee develops and recommends to the Boards a set of corporate governance principles and oversees the evaluation of the Boards, the committees, and Board activities.  The committee is comprised of all of the Independent Trustees.  Each Independent Trustees Committee held four meetings during the 12-month period ended December 31, 2014.

Investments Committee.  The primary purpose of the Investments Committee is to: (i) assist the Boards, upon request, in oversight of the investment advisory services provided to the Funds by their investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements, and to recommend actions the full Boards and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Funds’ investment advisor regarding investment performance and expenses, and suggest changes to such reports.  Each Investments Committee consists of the following Independent Trustees: J. Richard Zecher, Chairperson; Janet L. Yeomans; Joseph W. Chow; Lucinda S. Landreth; and Thomas K. Whitford.  Each Investments Committee held five meetings during the 12-month period ended December 31, 2014.

Who are the Trusts’ independent auditors?

Selection of Auditors.  For each Trust, the Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the Funds’ independent registered public accounting firm.  Representatives of PwC are not expected to be present at the Meeting, but will be available telephonically if necessary.

Audit Fees.  Appendix [G] shows the aggregate fees billed for each Trust for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. No Trust was billed during its last two fiscal years for assurance and related services rendered by PwC that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.  Appendix [G] shows for the last two fiscal years of each Trust the aggregate audit-related fees billed by PwC for providing such services to the Funds’ investment advisor or other service providers that are under common control with the Funds’ investment advisor.  [These audit-related services consisted of the issuance of reports concerning the Funds’ transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.]

Tax Fees.  Appendix [G] also shows the aggregate fees billed for each Trust in each of the last two fiscal years for professional services rendered by PwC to the Trust for tax compliance, tax advice, and tax planning.  These tax-related services consisted of the review of income tax returns and annual excise distribution calculations and, for certain of the Trusts, tax compliance services with respect to investments in foreign securities.  [PwC did not during any Trust’s last two fiscal years provide any such services to the Funds’ investment advisor or other service providers under common control with the Funds’ investment advisor.]

Aggregate Non-Audit Fees.  Appendix [G] also shows, for each Trust’s last two fiscal years, the aggregate non-audit fees billed by PwC for services rendered to the Trust, its investment advisor, and any entity controlling, controlled by, or under common control with its investment advisor that provides ongoing services to the Trust.

For each Trust, the Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment advisor, and any entity controlling, controlled by, or under common control with the Trust’s investment advisor that provides ongoing services to the Trust, is compatible with maintaining the independence of PwC.  The Audit Committee has determined that PwC’s provision of these services is compatible with maintaining PwC’s independence.

All Other Fees.  [There were no additional fees paid by any Trust or by the Funds’ investment advisor or other service providers under common control with the Funds’ investment advisor during such Trust’s last two fiscal years for products and services provided by PwC, other than the services reported above except for audit fees paid by DMC, Delaware Service Company (DSC), and Delaware Distributors, L.P. of $391,000 and $357,000 for the fiscal years ended March 31, 2014 and March 31, 2015, respectively.]

Pre-Approval Policies and Procedures.  The Audit Committee has adopted Pre-Approval Policies and Procedures for each Trust, which are set forth in Appendix [H] to this Proxy Statement.  All of the fees disclosed above and in Appendix [G] were pre-approved pursuant to the Pre-Approval Policies and Procedures.  The Audit Committee for each Trust did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is a quorum and what is the required vote to elect Trustees?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements for a Trust have been satisfied, each Trustee Nominee will be elected to the Board of that Trust by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of such Trust. This means that the ten individuals receiving the largest number of votes will be elected.  For a Trust that is made up of more than one Fund, the votes of all the shares of the Funds of that Trust will be counted together in determining the results of the voting for Proposal 1.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR the TRUSTEE NOMINEES UNDER PROPOSAL 1.

PROPOSAL 2: NEW MANAGER OF MANAGERS RELIEF

Introduction to Proposal 2

Proposal 2 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”), known as a “manager of managers” order, that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement. Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required to hire a new sub-advisor or to change certain material terms of a sub-advisory agreement.

The exemptive relief provided by a manager of managers order enables funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. In addition, should a fund have a poorly performing sub-advisor or one whose management team has left or is going through a change of control, the investment advisor and board of trustees have the ability to replace the sub-advisor quickly under the terms of the manager of managers order, helping to mitigate any detrimental impact to the fund.

Under the terms of manager of managers orders, the investment advisor may hire a sub-advisor subject to board approval, without a shareholder vote. However, shareholders, by means of an information statement, are fully informed of any sub-advisor changes and can make an informed decision about the merits of such sub-advisor when determining whether to continue investing in a fund.

In 2005, Delaware Investments Funds conducted a complex-wide shareholder meeting at which shareholders for the Funds, with the exception of the International Equity Portfolio of the Delaware Pooled Trust, approved the use of a manager of managers order and the related multi-manager structure. This multi-manager structure approval related to the hiring of both unaffiliated and affiliated sub-advisors. Shareholders of the International Equity Portfolio of the Delaware Pooled Trust did not approve the use of the manager of managers order in connection with the 2005 proxy solicitation.

In 2006, the SEC granted the Funds a manager of managers order (the “Current MOM Order”) that permits the Funds’ investment advisor, Delaware Management Company (“DMC” or the “Manager”), with the approval of the Board, to appoint and replace unaffiliated sub-advisors for the Funds, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the Funds. The Current MOM Order does not apply to sub-advisors that are affiliated with DMC. The Funds formed since the 2005 complex-wide shareholder meeting are covered by the Current MOM Order granted in 2006.

Proposal 2 relates to the filing of an exemptive application that would give the Funds authority under a new manager of managers order (the “New MOM Order”) to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts.

In recent years, the SEC has granted other fund complexes manager of managers orders which allow an advisor to appoint and replace both unaffiliated sub-advisors and wholly owned subsidiaries of the advisor or its parent company without seeking shareholder approval. The conditions of these recent exemptive orders are materially the same as the Funds’ Current MOM Order.

Macquarie Group Limited’s acquisition of Delaware Investments in 2010 expanded the number of DMC affiliates that are investment managers which may be able to provide services to the Funds. The ability to hire these affiliated sub-advisors without the need for shareholder approval would benefit the Funds by providing them with efficient and timely access to world-class asset managers from within the broader Macquarie organization. In the future, there may be other opportunities for a Fund to hire a sub-advisor that is an indirect or direct wholly owned affiliate of DMC.

If the Funds were granted the New MOM Order that included any affiliated sub-advisors, it would permit DMC to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders.

As previously discussed, Fund shareholders (other than The International Equity Portfolio of the Delaware Pooled Trust) approved the use of a multi-manager structure, including the hiring of both affiliated and unaffiliated sub-advisors, at the 2005 complex-wide shareholder meeting.  Although the Funds previously have not sought relief from the SEC to operate a multi-manager structure under which DMC could hire both affiliated and unaffiliated sub-advisors without shareholder approval, DMC believes that the 2005 complex-wide shareholder vote was sufficient to authorize DMC to seek the New MOM Order.  Due to the passage of time, however, DMC and the Funds are seeking shareholder approval of Proposal 2.  In the event that shareholders of a Fund or Funds do not vote to approve Proposal 2, DMC may consider whether to rely on the 2005 shareholder vote in seeking the New MOM Order from the SEC.

Effect of Proposal 2 with respect to Delaware Pooled Trust’s International Equity Portfolio only

For shareholders of The International Equity Portfolio of the Delaware Pooled Trust, a vote to approve new manager of managers relief under Proposal 2 will apply to the New MOM Order related to both affiliated and unaffiliated sub-advisors, as well as to the Current MOM Order related to unaffiliated sub-advisors only, both as described in the introduction to this Proposal.  In the event that the Funds are not able to obtain exemptive relief under the New MOM Order that includes affiliated sub-advisors, approval of Proposal 2 by The International Equity Portfolio’s shareholders will have the effect of permitting the Portfolio to rely on the multi-manager structure under the Current MOM Order.  Having the New MOM Order or the Current MOM Order apply to The International Equity Portfolio would enable DMC to operate with greater efficiency and flexibility on behalf of the Portfolio and avoid the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for a Trust, to become effective with respect to a particular Fund in that Trust, Proposal 2 must be approved by a 1940 Act Majority (defined below) vote of the outstanding voting securities for each Fund.  The approval of Proposal 2 by one Fund is not contingent on the approval of Proposal 2 by any other Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

PROPOSAL 3:  AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING

Introduction to Proposal 3

The Trusts each have a fundamental investment restriction related to making loans. The current restrictions related to loans are more limited in scope than what is required by the 1940 Act, and in their current form, the restrictions prohibit certain lending activities that are otherwise permissible for the Funds, including interfund borrowing and lending (which would in addition require exemptive relief from the SEC). The proposed changes to the restriction related to loans expand the scope of lending activities that the Funds could engage in, enabling the Funds to accommodate industry and market developments, as well as providing additional liquidity resources.

Under the 1940 Act, fundamental investment restrictions may only be changed with shareholder approval. The proposed changes to the fundamental investment restriction related to lending are shown below:

Current Language	Proposed Language
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The Fund may not make personal loans or
loans of its assets to persons who control or are
under common control with the Fund, except
as the Investment Company Act of 1940, as
amended (“1940 Act”), any rule or order
thereunder, or Securities and Exchange
Commission (“SEC”) staff interpretation
thereof, may permit. This restriction does not
prevent the Fund from, among other things,
purchasing debt obligations, entering into
repurchase agreements, loaning its assets to
broker-dealers or institutional investors, or
investing in loans, including assignments and
participation interests.

DMC’s ability to manage a Fund’s assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment restrictions. The proposed changes to the fundamental investment restriction related to loans will provide greater investment management flexibility to respond to market, industry, regulatory, or technical innovations.

In addition, the proposed changes to the restriction would permit the Funds to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow one Delaware Investments Fund to temporarily lend cash to another Delaware Investments Fund, subject to certain requirements. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay a lower interest rate than would be typically available from a bank, and a lending fund to receive an interest rate higher than what could be expected typically from investing cash in short term instruments for cash management purposes. Interfund lending could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. For example, interfund lending could provide a borrowing fund with significant savings at a time when the cash position of the borrowing fund is insufficient to meet temporary cash requirements in situations where shareholder redemptions exceed expected volumes and a fund has insufficient cash on hand to satisfy such redemptions.

If the Funds receive shareholder approval to amend the fundamental investment restriction, as well as exemptive relief from the SEC, the Funds may revise their existing credit facility with a consortium of banks for the credit line to allow for interfund lending.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for a Trust, to become effective with respect to a particular Fund in that Trust, Proposal 3 must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

The approval of Proposal 3 by one Fund is not contingent on the approval of Proposal 3 by any other Fund. If Proposal 3 is not approved by shareholders of a Fund, the current fundamental investment limitation regarding making loans will remain in effect for that Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

PROPOSAL 4: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO CONCENTRATION (DELAWARE CASH RESERVE FUND ONLY)

Introduction to Proposal 4

This proposal relates solely to shareholders of Delaware Cash Reserve Fund. Delaware Cash Reserve Fund, a money market fund, has a fundamental investment restriction relating to its ability to concentrate its investment within various industries. The current restriction is more limited in scope than what is required by the 1940 Act.  In its current form, the Fund’s fundamental investment restriction limits the Fund’s ability to concentrate its investment in banking securities to 25% of its assets. The proposed changes to the restriction would permit the Delaware Cash Reserve Fund to invest more than 25% of its assets in banking securities.

Under the 1940 Act, fundamental investment restrictions may only be changed with shareholder approval. The proposed changes to the Delaware Cash Reserve Fund’s fundamental investment restriction related to concentration are shown below:

Current Language	Proposed Language
The Fund shall not:
1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission
(“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry; provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in certificates of deposit. In addition, the Fund may concentrate its investments in bankers’ acceptances of banks with more than one billion dollars in assets or banking holding companies whose securities are rated A-2 or better by Standard & Poor’s Financial Services LLC or P-2 or better by Moody’s Investors Service, Inc.

The Fund shall not:
1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission
(“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry; provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in bank instruments.

Guidance issued by the SEC staff provides that in addition to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, a money market fund may also invest without limitation in certain banking instruments without violating the concentration prohibitions of Section 8(b) of the 1940 Act. Currently, the concentration policy of Delaware Cash Reserve Fund allows the Fund to invest without limitation in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit. The policy also permits the Fund to concentrate its investments in bankers’ acceptances of banks with more than one billion dollars in assets or banking holding companies whose securities are rated A-2 or better by Standard & Poor’s Financial Services LLC or P-2 or better by Moody’s Investors Service, Inc. In addition to the obligations that are currently enumerated in the Fund’s concentration policy, applicable SEC guidance permits a money market fund to invest without limitation in certain banking instruments. The proposed changes to Delaware Cash Reserve Fund’s concentration policy would permit the Fund to invest without limitation in banking instruments, consistent with applicable guidance issued by the SEC. In addition, the proposed changes will expand the universe of potential investments in which the Delaware Cash Reserve Fund may invest, given the recent money market fund developments and other related SEC initiatives.

The proposed changes to the Delaware Cash Reserve Fund’s fundamental investment restriction related to concentration would allow the Fund’s portfolio manager to deploy capital to appropriate investments under varying market conditions while continuing to ensure that the Fund maintains the investment mix and risk profile required under Rule 2a-7 of the 1940 Act. Shareholders are expected to benefit from the Fund’s concentration policy being more closely aligned with applicable SEC requirements.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied, Proposal 4 must be approved by a 1940 Act Majority vote of the outstanding voting securities of Delaware Cash Reserve Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

If Proposal 4 is not approved by shareholders of Delaware Cash Reserve Fund, the Fund’s current fundamental investment limitation related to concentration will remain in effect.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
DELAWARE GROUP® CASH RESERVE UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4.

PROPOSALS 5(A)—(C): AMENDMENTS TO FUND CHARTER DOCUMENTS

Introduction to Proposals 5(a) through 5(c)

Proposals 5(a) through 5(c) relate to proposed amendments to each Trust’s Agreement and Declaration of Trust and By-Laws, which are the Trusts’ governing instruments. These proposed amendments would generally provide greater clarity on applicable law and record-keeping and enhance the Board’s ability to conduct business at shareholder meetings and to obtain certain shareholder information. The four proposed amendments relate specifically to (a) documenting the transfer of shares; (b) obtaining shareholder disclosure; and (c) the applicability of Delaware law to proxy matters, as described in greater detail below.

Proposal 5(a)

Proposal 5(a) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add detailed procedures for the transfer of shares. The proposed amendments would add transparency to the process of transferring ownership of shares. The proposed language would provide express protection to the Funds and the Board for relying on the books of a Trust with respect to the identity of the shareholders of record.

The proposed language provides a Fund would have no obligation to recognize a transfer of shares unless such transfer has been effected in accordance with established procedures. To effect these changes, a new Section 3 related to the documentation of the transfer of shares is proposed to be added to each Trust’s Agreement and Declaration of Trust, as follows:

Transfer of Shares. Except as otherwise provided by the Board of Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his, her or its duly authorized agent upon delivery to the Board of Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Board of Trustees. Upon such delivery, and subject to any further requirements specified by the Board of Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Board of Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

Clarifying the share transfer provisions in each Trust’s Agreement and Declaration of Trust benefits both the Funds and shareholders, as it provides greater certainty with respect to ownership.

Proposal 5(b)

Proposal 5(b) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add a provision requiring that shareholders provide certain information upon the request of the Board. The proposed amendment would require shareholders of record to disclose direct and indirect share ownership information to a Fund upon Board demand, in the event that the Fund needed such information to comply with tax requirements.

Having the ability to obtain shareholder ownership information will allow the Funds to more effectively and efficiently comply with current and future tax regulations. To effect these changes, each Agreement and Declaration of Trust will be revised to add an additional paragraph (e) to Section 2 of Article VI, which is related to redemptions at the option of a shareholder.  The new language related to shareholder ownership information is proposed to be added to each Trust’s Agreement and Declaration of Trust, as follows:

(e) The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

The proposed amendments will allow the Funds to obtain shareholder information when necessary, to comply with applicable tax regulations in present and future circumstances.

Proposal 5(c)

Proposal 5(c) provides for the amendment of each Trust’s By-Laws to change a provision related to proxy matters. Each Trust’s Agreement and Declaration of Trust currently provides that the revocability of a proxy is governed by the Delaware General Corporation Law. The proposed amendment to the By-Laws expands the application of Delaware General Corporation Law to all matters relating to proxies, thereby providing the Funds with a defined body of law to govern matters relating to proxies.

To effect these changes, Section 9 of Article II of each Trust’s By-Laws is proposed to be amended as shown below:

Current Language	Proposed Language
Section 9. PROXIES. Every shareholder entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder and filed with the secretary of the Trust. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or otherwise) by the shareholder

Section 9. PROXIES. Every shareholder entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder and filed with the secretary of the Trust. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

With respect to any shareholders’ meeting, the Trust may accept proxies by electronic transmission (as defined in the DSTA) or telephonic, computerized, telecommunications or any other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the shareholder’s authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. Subject to the provisions of the [Delaware Statutory Trust Act], the Declaration of Trust, or these By-Laws, the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, shall govern all matters concerning the giving, voting or validity of proxies, as if the Trust were a Delaware corporation and the shareholders were stockholders of a Delaware corporation. Notwithstanding any other provision herein to the contrary, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the shareholders of one or more Series or classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting.

With respect to any shareholders’ meeting, the Trust may accept proxies by electronic transmission (as defined in the DSTA) or telephonic, computerized, telecommunications or any other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the shareholder’s authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

The proposed amendment to the By-Laws provides clarity on the choice of law relating to proxy matters and establish a body of case, statutory, and other law for interpreting and resolving proxy-related issues and disputes. This, combined with the depth and breadth of Delaware business law, may increase certainty of outcome for the Funds and shareholders with regard to proxies.

Management believes that a court would likely look to the Delaware General Corporation Law in interpreting proxy-related issues for the Funds.  Accordingly, this proposed amendment to the By-Laws is not intended to substantively change the rights of shareholders.  Moreover, each Trust’s governing instruments permit the By-Laws to be amended without shareholder approval.  Because there is a possibility that a current or future interpretation of, or amendment to, the Delaware General Corporation Law could substantively change the rights of shareholders with respect to proxy-related issues, however, the Board considers it to be appropriate to obtain shareholder approval for this particular proposed amendment to the By-Laws.

In the event that shareholders do not approve this proposed amendment to the By-Laws, Management expects that a court would still be likely to look to the Delaware General Corporation Law in interpreting proxy-related issues for the Funds.  In the absence of this amendment to the By-Laws, however, there would be less certainty that a court would look exclusively to the Delaware General Corporation Law in interpreting proxy-related issues for the Funds, and it is possible that a court might also look to other Delaware law or the laws of other jurisdictions in interpreting proxy-related issues for the Funds.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for a Trust, Proposals 5(a)-(c) each must be approved by the affirmative vote of a majority of votes cast.  For a Trust that is made up of more than one Fund, the votes of all the shares of the Funds of that Trust will be counted together in determining the results of the voting for Proposals 5(a)-(c).

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 5(A) THROUGH (C).

VOTING INFORMATION

How will shareholder voting be handled?

Only shareholders of record of the Funds at the close of business on January 22, 2014 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned for that Fund or for that Proposal, and the Fund may also call the vote on some Proposals but adjourn with regard to other Proposals, to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting.  A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund.  The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting.  Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote (“discretionary items,” e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote (“non-discretionary items,” e.g., changes to fundamental investment restrictions).  Because the Meeting has both discretionary and non-discretionary items on the agenda, the Funds anticipate receiving broker non-votes.  Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast.  As a result, abstentions and broker non-votes will have the same effect as a vote “Against” the Proposals requiring a “1940 Act Majority,” but will have no effect on Proposals requiring a plurality or majority of votes cast.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting in accordance with your voting instructions by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Trustee Nominees in Proposal 1 and for Proposals 2–5.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement.  The table in Appendix [M] shows as of [RECENT PRACTICABLE DATE], as to each of the Funds, the number of shares outstanding.

What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.  Please refer to each Proposal for the applicable voting standard.

Who will pay the expenses of the Meeting?

Each Fund will bear its proportionate cost of the proxy preparation, mailing and solicitation. Costs will be generally allocated equally across the Funds. The Funds have engaged [PROXY SOLICTOR] to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $[COST].  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  [The agreement with [PROXY SOLICTOR]  provides that [PROXY SOLICTOR] shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.]

What other solicitations will be made?

This proxy solicitation is being made by the Boards for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Trusts, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews.  The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of [PROXY SOLICITOR] if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the [PROXY SOLICITOR] representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the [PROXY SOLICITOR] representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to [PROXY SOLICITOR], then the [PROXY SOLICITOR] representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals.  Although the [PROXY SOLICITOR] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  [PROXY SOLICITOR] will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call [PROXY SOLICITOR] immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record.  If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds by regular mail to Attention: Shareholder Servicies, P.O. Box 9876, Providence,  RI 02940-8076, by overnight courier service to 4400 Computer Drive, Westborough, MA 01581-1722, or by calling toll-free 800 523-1918.

How do I submit a shareholder proposal for inclusion in a Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trusts do not require that the Funds hold annual meetings of shareholders.  Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  Each Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trusts’ governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trusts, David F. Connor, at the address of the Funds given above.

How may I communicate with the Boards?

Shareholders who wish to communicate to the Boards may address correspondence to Thomas L. Bennett, Coordinating Trustee for the Trusts, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103.  Shareholders may also send correspondence to the Coordinating Trustee, or any individual Trustee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Transfer Agency Services. Delaware Investments Fund Services Company (“DIFSC”), an affiliate of DMC, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), 480 Washington Boulevard, Jersey City, NJ 07310, provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants.  The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DIFSC provides fund accounting and financial administration oversight services to the Funds. Prior to November 1, 2014, Delaware Services Company (“DSC”) provided fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

Distribution Services. Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Funds’ shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.

[No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DIFSC during the Fund’s most recently completed fiscal year.]

PRINCIPAL HOLDERS OF SHARES

As of [RECENT PRACTICABLE DATE], the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof, except as noted in Appendix [K].

To the best knowledge of the Trusts, as of [RECENT PRACTICABLE DATE], no person, except as set forth in Appendix [L], owned of record 5% or more of the outstanding shares of any Fund.  Except as noted in Appendix [L], the Trusts have no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

APPENDICES TO

PROXY STATEMENT

APPENDIX A – TRUSTS AND SERIES USING THIS PROXY STATEMENT

APPENDIX B – TRUSTEE NOMINEES

APPENDIX C – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

APPENDIX D – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

APPENDIX E — TRUSTEE COMPENSATION

APPENDIX F – PRINCIPAL OFFICERS OF THE TRUSTS

APPENDIX G – AUDITOR INFORMATION

APPENDIX H - PRE-APPROVAL POLICIES AND PROCEDURES

APPENDIX I – TRUSTEES AND OFFICERS OF DMC

APPENDIX J – NUMBER OF SHARES OF EACH FUND OUTSTANDING

APPENDIX K — 1% SHARE OWNERSHIP

APPENDIX L — 5% SHARE OWNERSHIP

APPENDIX A – TRUSTS AND SERIES USING THIS PROXY STATEMENT

Trust	Funds
Delaware Group® Adviser Funds	Delaware Diversified Income Fund
Delaware Global Real Estate Opportunities Fund
Delaware U.S. Growth Fund
Delaware Group® Cash Reserve	Delaware Cash Reserve® Fund
Delaware Group® Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group® Equity Funds II	Delaware Value® Fund
Delaware Group® Equity Funds IV	Delaware Healthcare Fund
Delaware Smid Cap Growth Fund
Delaware Group® Equity Funds V	Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Group Foundation Funds®	Delaware Foundation® Conservative Allocation Fund
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Moderate Allocation Fund
Delaware Group® Global & International Funds	Delaware Emerging Markets Fund
Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Group® Government Fund	Delaware Core Plus Bond Fund
Delaware Emerging Markets Debt Fund
Delaware Inflation Protected Bond Fund
Delaware Group® Income Funds	Delaware Corporate Bond Fund
Delaware Diversified Floating Rate Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group® Limited-Term Government Funds	Delaware Limited-Term Diversified Income Fund
Delaware Group® State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group® Tax-Free Fund	Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Delaware Pooled® Trust	The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)
The Select 20 Portfolio
Delaware VIP® Trust	Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® International Value Equity Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series

Trust	Funds
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate Tax Free Funds	Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund

APPENDIX B – TRUSTEE NOMINEES

Name, Address, and Birth Date	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	65	Board of Governors Member – Investment Company Institute (ICI) Director and Audit Committee Member — Kaydon Corp. (2007-2013)

Name, Address, and Birth Date	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004 – Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (April 2007 – Present)
Ann Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Proposed Trustee	N/A	CEO, Private Wealth Management (2011 – 2013) and Market Manager, New Jersey Private Bank (2005 – 2011) – JP Morgan Chase & Co.	N/A	Co-Chair and Trustee — JerseyCAN Trustee — 50CAN Trustee and Executive Committee Member — NJPAC Trustee — New Jersey Symphony Orchestra
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration)	65	Director and Audit Committee Member – Hercules Technology

Name, Address, and Birth Date	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
January 1953			State Street Corporation (July 2004 – March 2011)		Capital, Inc. (2004-2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Drexel University (August 2010 – Present) President — Franklin & Marshall College (June 2002 – July 2010)	65	Director – Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004 - Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer – Banco Itau International (April 2012 – Present) Executive Advisor to Dean (August 2011 – March 2012) and Interim Dean (January 2011 – July 2011) – University of Miami School of Business Administration	65	Trust Manager and Audit Committee Member – Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010 – April 2013), Chief Administration Officer (2008 – 2010) and Executive Vice President and Chief Administrative Officer (2007-2009) – PNC Financial Services Group	65	Director – HSBC Finance Corporation and HSBC North American Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006 – Present), Vice President — Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member – Okabena Company Chair – 3M Investment Management Committee (2005-2012)

Name, Address, and Birth Date	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999 – Present) Founder — P/E Investments (Hedge Fund) (September 1996 – Present)	65	Director and Compensation Committee Chairperson — Investor Analytics Director – P/E Investments
1 Mr. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.
2 Delaware Investments® is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment advisor, principal underwriter, and transfer agent.

APPENDIX C – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

 As Amended 5/16/07
As Further Amended 11/15/07
As Further Amended 5/22/08
As Further Amended 11/20/08
As Further Amended 2/16/10
As Further Amended 2/15/11
As Further Amended 5/22/13
Nominating and Corporate Governance Committee Charter

DELAWARE INVESTMENTS FAMILY OF FUNDS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have one year terms, renewable for a maximum of six (6) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1. Independent Directors/Trustees. Independent Directors/Trustees for the open and closed-end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Chair of the Board. The Committee shall nominate the Chair of the Board.

3. Coordinating Trustee. The Committee shall nominate the Coordinating Trustee.

4. Committees. The Committee shall annually review the membership of and annually recommend persons to serve as chairpersons and members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and consider the addition of new committees. The Committee shall also make recommendations for chairpersons and members of any new committee established by the Board.

5. Affiliated Directors/Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

6. Shareholder Recommendations. The Committee shall consider shareholder recommendations for nominations to the Board of Directors.

7. Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees and Board diversity, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1. The Committee shall evaluate annually the ability of each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

2. The Committee shall evaluate whether a particular fund on which an Independent Trustee/Director serves is a competing mutual fund for purposes of the Policy Regarding Service on Competitive Boards.

3. The Committee shall review on an annual basis the total of each Director’s/Trustee’s investments in the Funds to monitor compliance with the Policy Regarding Mandatory Investment in the Funds by Trustees/Directors.

4. The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.

5. The Committee shall oversee educational sessions of the meetings of the Board of Directors/Trustees and the purpose, content, organization and effectiveness of the orientation process for new members of the Board of Directors/Trustees.

6. At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

7. The Committee shall monitor the performance of counsel for the independent Directors/Trustees.

8. The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Directors/Trustees and shall review and respond, as appropriate, to shareholders who communicate with the Board of Directors/Trustees.

Other Powers and Responsibilities

1. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

3. The Committee shall review annually the Board of Directors/Trustees Policies and Practices.

4. The Committee shall review annually a summary and report of Director/Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.

5. The Committee shall conduct an annual performance evaluation of the Committee.

6. The Committee shall review the annual performance evaluation of the Board and report its findings and recommendations to the Committee of Independent Directors/Trustees.

7. The Committee shall review annually Director and Officer insurance matters and report its findings and recommendations to the Board.

8. The Committee shall review annually the compensation for the Chief Compliance Officer and report its findings and recommendations to the Board.

9. The Committee shall, at least annually, review the Charter of the Committee of Independent Directors/Trustees and recommend any changes to the Committee of Independent Directors/Trustees.

10. In the event that Delaware Investments is considering a merger or other transaction and desires input from the Board of Directors/Trustees, the Committee shall respond to any such inquiries.

11. The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

APPENDIX D – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that are beneficially owned by each Trustee Nominee as of [RECENT PRACTICABLE DATE].

Fund	Thomas L. Bennett	Ann Borowiec	Patrick P. Coyne	Joseph W. Chow	John A. Fry	Lucinda S. Landreth	Frances A. Sevilla-Sacasa	Thomas K. Whitford	Janet L. Yeomans	J. Richard Zecher
Delaware Cash Reserve® Fund
Delaware Core Plus Bond Fund
Delaware Corporate Bond Fund
Delaware Diversified Floating Rate Fund
Delaware Diversified Income Fund
Delaware Dividend Income Fund
Delaware Emerging Markets Fund
Delaware Emerging Markets Debt Fund
Delaware Extended Duration Bond Fund
Delaware Focus Global Growth Fund
Delaware Foundation® Conservation Allocation Fund
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Moderate Allocation Fund
Delaware Global Real Estate Opportunities Fund
Delaware Global Value Fund
Delaware Healthcare Fund
Delaware High-Yield Opportunities Fund
Delaware Inflation Protected Bond Fund
Delaware International Value

Fund	Thomas L. Bennett	Ann Borowiec	Patrick P. Coyne	Joseph W. Chow	John A. Fry	Lucinda S. Landreth	Frances A. Sevilla-Sacasa	Thomas K. Whitford	Janet L. Yeomans	J. Richard Zecher
Equity Fund
Delaware Limited-Term Diversified Income Fund
Delaware Mid Cap Value Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Select Growth Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Smid Cap Growth Fund
Delaware Tax-Free Arizona Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Pennsylvania Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Delaware U.S. Growth Fund
Delaware Value® Fund
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series

Fund	Thomas L. Bennett	Ann Borowiec	Patrick P. Coyne	Joseph W. Chow	John A. Fry	Lucinda S. Landreth	Frances A. Sevilla-Sacasa	Thomas K. Whitford	Janet L. Yeomans	J. Richard Zecher
Delaware VIP® International Value Equity Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Value Series
Delaware VIP® Small Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)
The Select 20 Portfolio
Aggregate dollar range of shares of the Delaware Investments® Family of Funds:

APPENDIX E — TRUSTEE COMPENSATION

The following table describes the aggregate compensation received by the current Independent Trustees from each Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the 12-month period ended December 31, 2014.  Only the Independent Trustees received compensation from the Trust.

Trust	Thomas L. Bennett	Joseph W. Chow	John A. Fry	Lucinda S. Landreth	Frances A. Sevilla-Sacasa	Thomas K. Whitford	Janet L. Yeomans	J. Richard Zecher
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds®
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
TOTAL – 12-month period ended December 31, 2014

APPENDIX F – PRINCIPAL OFFICERS OF THE TRUSTS

Name, Address, and Birth Date	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	65	Board of Governors Member – ICI Director and Audit Committee Member — Kaydon Corp. (2007-2013)
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President since May 2013; Deputy General Counsel since September 2000; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None3
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None3
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None3
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None3
1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment advisor, principal underwriter, and transfer agent.
3  David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the  same investment manager, principal underwriter, and transfer agent as the Funds.

APPENDIX G – AUDITOR INFORMATION

The following table shows, for each Trust:

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning.

Affiliate Audit-Related Fees. The aggregate fees billed by PWC for services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trusts.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Trusts and to DMC and other service providers under common control with DMC.

Trust	Audit Fees	Tax Fees	Affiliate Audit-Related Fees	Aggregate Non-Audit Fees
Delaware Group® Adviser Funds 10/31/14 10/31/13	97,615.00 117,640.00	16,434.00 21,650.00
Delaware Group Cash Reserve 3/31/14 3/31/13	28,000.00 24,835.00	3,160.00 3,000.00
Delaware Group Equity Funds I 10/31/14 10/31/13	26,259.90 23,035.00	4,740.00 4,500.00
Delaware Group Equity Funds II 11/30/14 11/30/13	26,750.00 23,435.00	4,741.00 4,500.00
Delaware Group® Equity Funds IV 9/30/14 9/30/13	54,000.00 47,170.00	9,480.00 9,000.00
Delaware Group Equity Funds V 11/30/14 11/30/13	87,789.80 77,405.00	14,223.00 13,500.00
Delaware Group Foundation Funds 9/30/14 9/30/13	124,605.00 109,305.00	15,237.00 14,550.00
Delaware Group Global & International Funds 11/30/14 11/30/13	108,800.00 123,675.00	29,605.00 28,100.00
Delaware Group Government Fund 7/31/14 7/31/13	114,004.80 67,970.00	13,218.00 9,700.00

Trust	Audit Fees	Tax Fees	Affiliate Audit-Related Fees	Aggregate Non-Audit Fees
Delaware Group Income Funds 7/31/14 7/31/13	186,019.80 163,175.00	25,545.00 24,250.00
Delaware Group Limited-Term Government Funds 12/31/14 12/31/13	40,400.00 35,435.00	5,109.00 4,850.00
Delaware Group State Tax-Free Income Trust 8/31/14 8/31/13	34,125.00 29,935.00	4,214.00 4,000.00
Delaware Group Tax-Free Fund 8/31/14 8/31/13	69,160.00 60,670.00	8,428.00 8,000.00
Delaware Pooled® Trust 10/31/14 10/31/13	303,684.90 317,855.00	58,785.00 65,150.00
Delaware VIP® Trust 12/31/14 12/31/13	290,521.00 254,850.00	51,832.00 49,200.00
Voyageur Insured Funds 8/31/14 8/31/13	34,125.00 29,935.00	4,214.00 4,000.00
Voyageur Intermediate Tax Free Funds 8/31/14 8/31/13	34,125.00 29,935.00	4,214.00 4,000.00
Voyageur Mutual Funds 8/31/14 8/31/13	171,080.00 150,075.00	21,070.00 20,000.00
Voyageur Mutual Funds II 8/31/14 8/31/13	34,125.00 29,935.00	4,214.00 4,000.00
Voyageur Mutual Funds III 10/31/14 10/31/13 4/30/13	26,715.00 45,670.00	4,741.00 9,000.00
Voyageur Tax Free Funds 8/31/14 8/31/13	34,125.00 29.935.00	4,214.00 4,000.00

APPENDIX H - PRE-APPROVAL POLICIES AND PROCEDURES

The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth below.

AUDIT COMMITTEE OF THE DELAWARE INVESTMENTS FAMILY OF FUNDS

PROCEDURES FOR ENGAGEMENT
OF
INDEPENDENT AUDITORS
FOR AUDIT AND NON-AUDIT SERVICES

I. Objective

These procedures (the "Procedures") set forth the understanding of the Audit Committee of the Delaware Investments Family of Funds (the "Funds") regarding the retention of the Funds' independent auditors (the "Auditors") to provide: (i) audit and permissible non-audit services to the Funds;  (ii) non-audit services to the Funds' investment advisers, and to any "control affiliates" (as defined below) of such investment advisers, that relate directly to the Funds' operations or financial reporting; and (iii) certain other non-audit services to the Funds' investment advisers and their control affiliates.  The purpose of these Procedures is to ensure the Auditors' independence and objectivity with respect to their audit services to the Funds.

II. Approval Procedures

A.  Services provided to the Funds.

The engagement of the Auditors to provide audit or non-audit services to the Funds (referred to herein as "Fund Services") shall be approved by the Funds' Audit Committee prior to the commencement of any such engagement.

The engagement of the Auditors to provide the Fund Services listed on Annex I-A hereto, which include services customarily required by one or more of the Funds in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all new or additional Fund Services not previously pre-approved at a meeting of the Audit Committee, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Audit Committee (i.e., whether listed on Annex I-A or specifically approved in accordance with Section IV).

B.  Fund-related services provided to Adviser entities.

The engagement of the Auditors to provide non-audit services to the Funds' investment advisers, or to any control affiliates of such investment advisers, that relate directly to the Funds' operations or financial reporting (referred to herein as "Fund-Related Adviser Services") shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement.  For purposes of these Procedures, the term "control affiliate" means any entity controlling, controlled by, or under common control with a Fund’s investment adviser that provides ongoing services to a Fund, and the term "investment adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by a Fund’s investment adviser.  Attached as Annex II is a list of parties deemed to be either an investment adviser to a Fund or a control affiliate of any such investment adviser (collectively referred to herein as "Adviser entities") for purposes of these Procedures.

The engagement of the Auditors to provide the Fund-Related Adviser Services listed on Annex I-B, which include services customarily required by one or more Adviser entities in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all new or additional Fund-Related Adviser Services not previously pre-approved at a meeting of the Audit Committee, including a general description of the services and projected fees, and the means by which such Fund-Related Adviser Services were approved by the Audit Committee (i.e., whether listed on Annex I-B or specifically approved in accordance with Section IV).

C.  Certain other services provided to Adviser entities.

The Audit Committee recognizes that there are cases where services proposed to be provided by the Auditors to Adviser entities are not Fund-Related Adviser Services within the meaning of these Procedures, but nonetheless may be relevant to the Committee's ongoing evaluation of the Auditors' independence and objectivity with respect to their audit services to the Funds.  As a result, in all cases where an Adviser entity engages the Auditors to provide non-audit services that are not Fund Services or Fund-Related Adviser Services and the projected fees for such engagement exceed $25,000, the Auditors will notify the Audit Committee not later than its next meeting.  Such notification shall include a general description of the services to be provided, the entity that is to be the recipient of such services and the projected fees.

III.  Internal Controls

The Audit Committee expects the Auditors to implement and maintain effective internal controls to: (A) monitor the Auditors’ independence; (B) prevent the Auditors from providing any impermissible non-audit services to the Funds; (C) prevent the Auditors from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures has been obtained; and (D) tabulate and calculate its fees that are required to be disclosed annually in compliance with Independence Standards Board No. 1.

The Audit Committee also expects Delaware Management Company ("DMC") to develop, implement and maintain effective internal controls with respect to (B) and (C) above.

IV.  Pre-Approval Process

Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:

•	a brief written request shall be prepared detailing the proposed engagement with explanation as to why the work is proposed to be performed by the Auditors (e.g., particular expertise, timing, etc.);

•	the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;

•
if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;

•
should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer, followed by a telephone call to the Chairperson of the Audit Committee.  The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal.  Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

V.  Scope of Procedures

These Procedures shall apply to both direct and indirect engagements of the Auditors.  Indirect engagements are situations where the Auditors are engaged by a service provider to a Fund or Adviser entity at an Adviser entity's explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

VI.  Periodic Certification by Auditors

In connection with each regular Audit Committee meeting, the Auditors shall certify in writing to the Audit Committee that they have complied with all provisions of these Procedures.

VII.  Amendments; Annual Approval by Audit Committee

These Procedures may be amended from time to time by the Audit Committee.  Prompt notice of any amendments will be provided to the Auditors and DMC.  These Procedures shall be reviewed and approved at least annually by the Audit Committee.  Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed above as of the date of such approval.

Initially Approved:  December 15, 2005

Last Approved: August 19, 2014

ANNEX I-A

Pre-Approved Fund Services

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B

Pre-Approved Fund-Related Adviser Services

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

ANNEX II

Delaware Management Business Trust
Delaware Distributors, L.P.
Delaware Investments Fund Service Company
Delaware Service Company, Inc.
Retirement Financial Services, Inc.
Macquarie Capital Investment Management LLC
Jackson Square Partners, LLC

APPENDIX I – TRUSTEES AND OFFICERS OF DMC

The following persons have held the following positions with the Trusts and with DMC during the past two years.  The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Item 31.                   Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies.  In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust.  A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the [Trust]’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Patrick P. Coyne	President	Chairman/President/Chief Executive Officer	Mr. Coyne has served in various executive capacities within Delaware Investments
Michael J. Hogan	Executive Vice President/Head of Equity Investments	Executive Vice President/Head of Equity Investments	Mr. Hogan has served in various executive capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
David P. O’Connor	Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Mr. O’Connor has served in various executive capacities within Delaware Investments Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Optimum Fund Trust
See Yeng Quek	Executive Vice President/Managing Director/Head of Fixed Income Investments	Executive Vice President/Managing Director/Head of Fixed Income Investments	Mr. Quek has served in various executive capacities within Delaware Investments
Philip N. Russo	Executive Vice President/Chief Administrative Officer	None	Mr. Russo has served in various executive capacities within Delaware Investments
Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Mr. Baxter has served in various capacities within Delaware Investments
Christopher S. Beck	Senior Vice President/ Chief Investment Officer—Small Cap Value/Mid-Cap Value Equity	Senior Vice President/ Chief Investment Officer - Small Cap Value/Mid-Cap Value Equity	Mr. Beck has served in various capacities within Delaware Investments
Michael P. Buckley	Senior Vice President//Director of Municipal Research	Senior Vice President/ Director of Municipal Research	Mr. Buckley has served in various capacities within Delaware Investments
Stephen J. Busch	Senior Vice President/ Investment Accounting	Senior Vice President/ Investment Accounting	Mr. Busch has served in various capacities within Delaware Investments
Michael F. Capuzzi	Senior Vice President/ Investment Systems	Senior Vice President/ Investment Systems	Mr. Capuzzi has served in various capacities within Delaware Investments
Liu-Er Chen	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various capacities within Delaware Investments
David F. Connor	Senior Vice President/Deputy General Counsel/Secretary	Senior Vice President/Deputy General Counsel/Secretary	Mr. Connor has served in various capacities within Delaware Investments Vice President/Deputy General Counsel/Secretary – Optimum

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Fund Trust
Stephen J. Czepiel	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Czepiel has served in various capacities within Delaware Investments
Craig C. Dembek	Senior Vice President/ Co-Head of Credit Research/Senior Research Analyst	Senior Vice President/Co-Head of Credit Research/Senior Research Analyst	Mr. Dembek has served in various capacities within Delaware Investments
Roger A. Early	Managing Director, Co-Head of Fixed Income Investments, Senior Vice President/ Co-Chief Investment Officer—Total Return Fixed Income Strategy	Managing Director, Co-Head of Fixed Income Investments, Senior Vice President/ Co-Chief Investment Officer-Total Return Fixed Income Strategy	Mr. Early has served in various capacities within Delaware Investments
Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity Trading	Mr. George has served in various capacities within Delaware Investments
Gregory A. Gizzi	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Gizzi has served in various capacities with Delaware Investments
Edward Gray	Senior Vice President/Chief Investment Officer—Global and International Value Equity	Senior Vice President/Chief Investment Officer – Global and International Value Equity	Mr. Gray has served in various capacities within Delaware Investments
Paul Grillo	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Mr. Grillo has served in various capacities within Delaware Investments
Sharon Hill	Senior Vice President/ Head of Equity Quantitative Research and Analytics	Senior Vice President/ Head of Equity Quantitative Research and Analytics	Ms. Hill has served in various capacities within Delaware Investments
James L. Hinkley	Senior Vice President/ Head of Product Management	Senior Vice President/ Head of Product Management	Mr. Hinkley has served in various capacities within Delaware Investments
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading	Senior Vice President/Head of Investment Grade Corporate Bond Trading	Mr. Ishaq has served in various capacities within Delaware Investments
Paul Matlack	Senior Vice President/ Senior Portfolio Manager/ Fixed Income Strategist	Senior Vice President/ Senior Portfolio Manager/ Fixed Income Strategist	Mr. Matlack has served in various capacities within Delaware Investments
Christopher McCarthy	Senior Vice President/Financial Institutions Sales	Senior Vice President/Financial Institutions Sales	Mr. McCarthy has served in various capacities within Delaware Investments
John P. McCarthy	Senior Vice President/Co-	Vice President/Senior	Mr. McCarthy has served in

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
	Head of Credit Research/Senior Research Analyst	Research Analyst	various capacities within Delaware Investments
Brian McDonnell	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader	Mr. McDonnell has served in various capacities within Delaware Investments
Timothy D. McGarrity	Senior Vice President/Financial Services Officer	Senior Vice President/Financial Services Officer	Mr. McGarrity has served in various capacities within Delaware Investments
Francis X. Morris	Senior Vice President/Chief Investment Officer - Core Equity	Senior Vice President/Chief Investment Officer - Core Equity	Mr. Morris has served in various capacities within Delaware Investments
Brian L. Murray, Jr.	Senior Vice President/ Chief Compliance Officer	Senior Vice President/ Chief Compliance Officer	Mr. Murray has served in various capacities within Delaware Investments
Susan L. Natalini	Senior Vice President/Head of Equity and Fixed Income Business Operations	Senior Vice President/Head of Equity and Fixed Income Business Operations	Ms. Natalini has served in various capacities within Delaware Investments
D. Tysen Nutt	Senior Vice President/ Senior Portfolio Manager/Team Leader	Senior Vice President/ Senior Portfolio Manager/Team Leader	Mr. Nutt has served in various capacities within Delaware Investments
Philip O. Obazee	Senior Vice President/Structured Products and Derivatives	Senior Vice President/Structured Products and Derivatives	Mr. Obazee has served in various capacities within Delaware Investments
Terrance M. O’Brien	Senior Vice President/Head of Fixed Income Quantitative Analysis Department	Senior Vice President/Head of Fixed Income Quantitative Analysis Department	Mr. O’Brien has served in various capacities with Delaware Investments
Marlene Petter	Senior Vice President/Marketing Communications	Senior Vice President/Marketing Communications	Ms. Petter has served in various capacities within Delaware Investments
Richard Salus	Senior Vice President/ Controller/Treasurer	Senior Vice President/Chief Financial Officer	Mr. Salus has served in various capacities within Delaware Investments Senior Vice President/Chief Financial Officer – Optimum Fund Trust
Christopher M. Testa	Senior Vice President/ Senior Portfolio Manager since January 2014	Senior Vice President/ Senior Portfolio Manager since January 2014	Mr. Testa has served in various capacities within Delaware Investments
Babak Zenouzi	Senior Vice President/ Chief Investment Officer—Real Estate	Senior Vice President/ Chief Investment Officer- Real Estate Securities and	Mr. Zenouzi has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
	Securities and Income Solutions	Income Solutions	Mr. Zenouzi has served in various capacities within Delaware Investments
Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Abrams has served in various capacities within Delaware Investments
Christopher S. Adams	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Adams has served in various capacities within Delaware Investments
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Andres has served in various capacities within Delaware Investments
Wayne A. Anglace	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Anglace has served in various capacities within Delaware Investments
Margaret MacCarthy Bacon	Vice President/Investment Specialist	Vice President/Investment Specialist	Ms. Bacon has served in various capacities within Delaware Investments
Patricia L. Bakely	Vice President/Assistant Controller	Vice President/Assistant Controller	Ms. Bakely has served in various capacities within Delaware Investments
Kristen E. Bartholdson-Peter	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Ms. Bartholdson has served in various capacities within Delaware Investments
Todd Bassion	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Bassion has served in various capacities within Delaware Investments
Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting	Ms. Bennick has served in various capacities within Delaware Investments
Richard E. Biester	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Biester has served in various capacities within Delaware Investments
Sylvie S. Blender	Vice President/Financial Institutions Client Services	Vice President/Financial Institutions Client Services	Ms. Blender has served in various capacities within Delaware Investments
Kevin Bock	Vice President/Municipal Credit Analyst	Vice President/Municipal Credit Analyst	Mr. Bock has served in various capacities within Delaware Investments
Zoe Bradley	Vice President/ Municipal Bond Portfolio Analyst	Vice President/Municipal Bond Portfolio Analyst	Ms. Bradley has served in various capacities within Delaware Investments

Vincent A. Brancaccio	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Brancaccio has served in various capacities within Delaware Investments
Adam H. Brown	Vice President/Portfolio	Vice President/Portfolio	Mr. Brown has served in

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
	Manager	Manager	various capacities within Delaware Investments
Carolyn Brown-Jordan	Vice President/Investment Accounting	Vice President/Investment Accounting	Ms. Brown-Jordan has served in various capacities within Delaware Investments
McAfee S. Burke	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Burke has served in various capacities within Delaware Investments
Mathew J. Calabro	Vice President/Deputy Chief Compliance Officer	Vice President/Deputy Chief Compliance Officer	Mr. Calabro has served in various capacities within Delaware Investments Vice President/Chief Compliance Officer - Optimum Fund Trust
Mary Ellen M. Carrozza	Vice President/Client Services	Vice President/Client Services	Ms. Carrozza has served in various capacities within Delaware Investments
Steven G. Catricks	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Catricks has served in various capacities within Delaware Investments
Wen-Dar Chen	Vice President/Portfolio Manager—International Debt	Vice President/Portfolio Manager - International Debt	Mr. Chen has served in various capacities within Delaware Investments
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various capacities within Delaware Investments
Sean Conner	Vice President/Director of Fixed Income Product Management	Vice President/Director of Fixed Income Product Management	Mr. Connor has served in various capacities within Delaware Investments
Michael Costanzo	Vice President/ Performance Analyst Manager	Vice President/ Performance Analyst Manager	Mr. Costanzo has served in various capacities within Delaware Investments
Kishor K. Daga	Vice President/ Institutional Account Services	Vice President/ Institutional Account Services	Mr. Daga has served in various capacities within Delaware Investments
Cori E. Daggett	Vice President/Associate General Counsel/ Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Daggett has served in various capacities within Delaware Investments
Ion Dan	Vice President/Senior Structured Products Analyst/Trader	Vice President/Senior Structured Products Analyst/Trader	Mr. Dan has served in various capacities within Delaware Investments
Guido DeAscanis III	Vice President/Senior Credit Research Analyst	Vice President/Senior Credit Research Analyst	Mr. DeAscanis has served in various capacities within Delaware Investments
Kevin C. Donegan	Vice President/Head of Business Manager	Vice President/Head of Business Manager	Mr. Donegan has served in various capacities within Delaware Investments and/or its

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
affiliates since 1994
Camillo D’Orazio	Vice President/Ex-US Client Service Officer	Vice President/Ex-US Client Service Officer	Mr. D’Orazio has served in various capacities within Delaware Investments
Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Dresnin has served in various capacities within Delaware Investments
Joel A. Ettinger	Vice President/Taxation	Vice President – Taxation	Mr. Ettinger has served in various capacities within Delaware Investments
Richard J. Filip	Vice President/Portfolio Analyst/Trader-Convertible and Municipal Strategies	Vice President/Portfolio Analyst/ Trader-Convertible and Municipal Strategies	Mr. Filip has served in various capacities within Delaware Investments
Michelle Finder	Vice President/Senior Credit Research Analyst	Vice President/Senior Credit Research Analyst	Ms. Finder has served in various capacities within Delaware Investments
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading Operations	Mr. Fiorilla has served in various capacities within Delaware Investments
Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Fish has served in various capacities within Delaware Investments
Clifford M. Fisher	Vice President/Municipal Credit Analyst	Vice President/Municipal Credit Analyst	Mr. Fisher has served in various capacities within Delaware Investments
Patrick Foley	Vice President/Director of Equity Product Management	Vice President/Director of Equity Product Management	Mr. Foley has served in various capacities within Delaware Investments
Denise A. Franchetti	Vice President/Portfolio Manager/Senior Research Analyst	Vice President/Portfolio Manager/Senior Research Analyst	Ms. Franchetti has served in various capacities within Delaware Investments
Lawrence G. Franko	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Franko has served in various capacities within Delaware Investments
Eric Frei	Vice President/ Government and Agency Analyst/Trader	Vice President/ Government and Agency Analyst/Trader	Mr. Frei has served in various capacities within Delaware Investments
Michael Friedman	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Friedman has served in various capacities within Delaware Investments
Mark Frymiare	Vice President/Marketing Support Services	Vice President/Marketing Support Services	Mr. Frymiare has served in various capacities within Delaware Investments
Daniel V. Geatens	Vice President/Director of Financial Administration	Vice President/Treasurer	Mr. Geatens has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Vice President/Treasurer – Optimum Fund Trust
Christopher Gowlland	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst	Mr. Gowlland has served in various capacities within Delaware Investments
David J. Hamilton	Vice President/Credit Research Analyst	Vice President/Credit Research Analyst	Mr. Hamilton has served in various capacities within Delaware Investments
Brian Hannon	Vice President/High Yield Trader since April 2013	Vice President/High Yield Trader since April 2013	Mr. Hannon has served in various capacities within Delaware Investments
Scott Hastings	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Hastings has served in various capacities within Delaware Investments
Duane Hewlett	Vice President/Structured Product Analyst/Trader	Vice President/Structured Product Analyst/Trader	Mr. Hewlett has served in various capacities within Delaware Investments
J. David Hillmeyer	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Hillmeyer has served in various capacities within Delaware Investments
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Hopkins has served in various capacities within Delaware Investments
Chungwei Hsia	Vice President/Emerging and Developed Markets Analyst	Vice President/Emerging and Developed Markets Analyst	Mr. Hsia has served in various capacities within Delaware Investments
Cynthia Isom	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Ms. Isom has served in various capacities within Delaware Investments
Stephen M. Juszczyszyn	Vice President/ Portfolio Manager/Senior Structured Products Analyst/Trader	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Mr. Juszczyszyn has served in various capacities within Delaware Investments
William F. Keelan	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst	Mr. Keelan has served in various capacities within Delaware Investments
Nancy Keenan	Vice President/Domestic Equity, Senior Product Manager	Vice President/Domestic Equity, Senior Product Manager	Ms. Keenan has served in various capacities within Delaware Investments
Colleen Kneib	Vice President/Municipal Credit Analyst	Vice President/Municipal Credit Analyst	Ms. Kneib has served in various capacities within Delaware Investments
Daniel Ko	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Ko has served in various capacities within Delaware Investments
Anu B. Kothari	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Ms. Kothari has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Nikhil G. Lalvani	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Lalvani has served in various capacities within Delaware Investments
Jamie LaScala	Vice President/Global Equities/Senior Product Manager	Vice President/Global Equities/Senior Product Manager	Ms. LaScala has served in various capacities within Delaware Investments
Kevin Lam	Vice President/Portfolio Manager-Fixed Income Separately Managed Accounts	Vice President/Portfolio Manager - Fixed Income Separately Managed Accounts	Mr. Lam has served in various capacities within Delaware Investments
Steven A. Landis	Vice President/Senior Portfolio Manager - Emerging Markets Debt	Vice President/Senior Portfolio Manager – Emerging Markets Debt	Mr. Landis has served in various capacities within Delaware Investments
Anthony A. Lombardi	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Lombardi has served in various capacities within Delaware Investments
Kent Madden	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Madden has served in various capacities within Delaware Investments
Andrew McEvoy	Vice President/Trade Settlements	Vice President/Trade Settlements	Mr. McEvoy has served in various capacities within Delaware Investments
Kelley McKee	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Ms. McKee has served in various capacities within Delaware Investments
Carleen Michalski	Vice President/Product Manager	Vice President/Product Manager	Ms. Michalski has served in various capacities within Delaware Investments
Saj Moradi	Vice President/Senior Credit Research Analyst	Vice President/Senior Credit Research Analyst	Mr. Moradi has served in various capacities within Delaware Investments
Michael S. Morris	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Morris has served in various capacities within Delaware Investments
Constantine (“Charlie”) Mylonas	Vice President/Product Manager (Since June 2010)	Vice President/Product Manager	Mr. Mylonas has served in various capacities within Delaware Investments
Donald G. Padilla	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Padilla has served in various capacities within Delaware Investments
Alexendra R. Parson	Vice President/Financial Institutions Client Services	Vice President/Financial Institutions Client Services	Ms. Parson has served in various capacities within Delaware Investments
Will Rainbow	Vice President/Engagement Strategy & Analytics	Vice President/Engagement Strategy & Analytics	Mr. Rainbow has served in various capacities within Delaware Investments
Mansur Z. Rasul	Vice President/Head of Emerging Markets Credit	Vice President/Head of Emerging Markets Credit	Mr. Rasul has served in various capacities within Delaware

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
	Trading	Trading	Investments
Carl Rice	Vice President/Senior Investment Specialist	Vice President/Senior Investment Specialist	Mr. Rice has served in various capacities within Delaware Investments
Joseph T. Rogina	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Rogina has served in various capacities within Delaware Investments
Kevin C. Schildt	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Schildt has served in various capacities within Delaware Investments
Scott B. Schroeder	Vice President/Investment Grade Corporate Bond Trader	Vice President/Investment Grade Corporate Bond Trader	Mr. Schroeder has served in various capacities within Delaware Investments
Brian Scotto	Vice President/ Government and Agency Trader	Vice President/ Government and Agency Trader	Mr. Scotto has served in various capacities within Delaware Investments
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	Vice President/Assistant Controller/Assistant Treasurer	Mr. Seidel has served in various capacities within Delaware Investments
Catherine A. Seklecki	Vice President/Financial Institutions Client Services	Vice President/Financial Institutions Client Services	Ms. Seklecki has served in various capacities within Delaware Investments
Sean M. Simmons	Vice President/ International Bond Trader	Vice President/ International Bond Trader	Mr. Simmons has served in various capacities within Delaware Investments
Barry Slawter	Vice President/Retail Marketing & Content Strategy	Vice President/Retail Marketing & Content Strategy	Mr. Slawter has served in various capacities within Delaware Investments
Frank Strenger	Vice President/High Yield Trader	Vice President/High Yield Trader	Mr. Strenger has served in various capacities within Delaware Investments
Molly Thompson	Vice President/Senior Product Manager, Specialty Products and Solutions	Vice President/Senior Product Manager, Specialty Products and Solutions	Ms. Thompson has served in various capacities within Delaware Investments
Nitin P. Tuteja	Vice President/ Quantitative Analyst	Vice President/ Quantitative Analyst	Mr. Tuteja has served in various capacities within Delaware Investments
John C. Van Roden III	Vice President/Municipal Bond Trader/Head of Municipal Bond Trading	Vice President/Municipal Bond Trader/Head of Municipal Bond Trading	Mr. Roden has served in various capacities within Delaware Investments
Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Vogel has served in various capacities within Delaware Investments
Nael H. Wahaidi	Vice President/ Quantitative Analyst	Vice President/ Quantitative Analyst	Mr. Wahaidi has served in various capacities within Delaware Investments
Jeffrey S. Wang	Vice President/Senior	Vice President/Senior	Mr. Wang has served in various

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
	Equity Analyst	Equity Analyst	capacities within Delaware Investments
Michael G. Wildstein	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Wildstein has served in various capacities within Delaware Investments
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Williams has served in various capacities within Delaware Investments
Wei Xiao	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Xiao has served in various capacities within Delaware Investments

APPENDIX J – NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JANUARY 22, 2015

Fund Name	Class	Shares Outstanding
Delaware Cash Reserve® Fund	A
Delaware Cash Reserve® Fund	C
Delaware Cash Reserve® Fund	CC
Delaware Core Plus Bond Fund	A
Delaware Core Plus Bond Fund	C
Delaware Core Plus Bond Fund	I
Delaware Core Plus Bond Fund	R
Delaware Corporate Bond Fund	A
Delaware Corporate Bond Fund	C
Delaware Corporate Bond Fund	I
Delaware Corporate Bond Fund	R
Delaware Diversified Floating Rate Fund	A
Delaware Diversified Floating Rate Fund	C
Delaware Diversified Floating Rate Fund	I
Delaware Diversified Floating Rate Fund	R
Delaware Diversified Income Fund	A
Delaware Diversified Income Fund	C
Delaware Diversified Income Fund	I
Delaware Diversified Income Fund	R
Delaware Dividend Income Fund	A
Delaware Dividend Income Fund	C
Delaware Dividend Income Fund	I
Delaware Dividend Income Fund	R
Delaware Emerging Markets Debt Fund	A
Delaware Emerging Markets Debt Fund	C
Delaware Emerging Markets Debt Fund	I
Delaware Emerging Markets Debt Fund	R
Delaware Emerging Markets Fund	A
Delaware Emerging Markets Fund	C
Delaware Emerging Markets Fund	I
Delaware Emerging Markets Fund	R
Delaware Extended Duration Bond Fund	A
Delaware Extended Duration Bond Fund	C
Delaware Extended Duration Bond Fund	I
Delaware Extended Duration Bond Fund	R
Delaware Focus Global Growth Fund	A
Delaware Focus Global Growth Fund	C

Fund Name	Class	Shares Outstanding
Delaware Focus Global Growth Fund	I
Delaware Focus Global Growth Fund	R
Delaware Foundation® Conservative Allocation Fund	A
Delaware Foundation® Conservative Allocation Fund	C
Delaware Foundation® Conservative Allocation Fund	I
Delaware Foundation® Conservative Allocation Fund	R
Delaware Foundation® Growth Allocation Fund	A
Delaware Foundation® Growth Allocation Fund	C
Delaware Foundation® Growth Allocation Fund	I
Delaware Foundation® Growth Allocation Fund	R
Delaware Foundation® Moderate Allocation Fund	A
Delaware Foundation® Moderate Allocation Fund	C
Delaware Foundation® Moderate Allocation Fund	I
Delaware Foundation® Moderate Allocation Fund	R
Delaware Global Real Estate Opportunities Fund	A
Delaware Global Real Estate Opportunities Fund	C
Delaware Global Real Estate Opportunities Fund	I
Delaware Global Real Estate Opportunities Fund	R
Delaware Global Value Fund	A
Delaware Global Value Fund	C
Delaware Global Value Fund	I
Delaware Global Value Fund	R
Delaware Healthcare Fund	A
Delaware Healthcare Fund	C
Delaware Healthcare Fund	I
Delaware Healthcare Fund	R
Delaware High-Yield Opportunities Fund	A
Delaware High-Yield Opportunities Fund	C
Delaware High-Yield Opportunities Fund	I
Delaware High-Yield Opportunities Fund	R
Delaware Inflation Protected Bond Fund	A
Delaware Inflation Protected Bond Fund	C
Delaware Inflation Protected Bond Fund	I
Delaware International Value Equity Fund	A
Delaware International Value Equity Fund	C
Delaware International Value Equity Fund	I
Delaware International Value Equity Fund	R
Delaware Limited-Term Diversified Income Fund	A
Delaware Limited-Term Diversified Income Fund	C
Delaware Limited-Term Diversified Income Fund	I
Delaware Limited-Term Diversified Income Fund	R
Delaware Mid Cap Value Fund	A

Fund Name	Class	Shares Outstanding
Delaware Mid Cap Value Fund	C
Delaware Mid Cap Value Fund	I
Delaware Mid Cap Value Fund	R
Delaware Minnesota High-Yield Municipal Bond Fund	A
Delaware Minnesota High-Yield Municipal Bond Fund	C
Delaware Minnesota High-Yield Municipal Bond Fund	I
Delaware National High-Yield Municipal Bond Fund	A
Delaware National High-Yield Municipal Bond Fund	C
Delaware National High-Yield Municipal Bond Fund	I
Delaware REIT Fund	A
Delaware REIT Fund	C
Delaware REIT Fund	I
Delaware REIT Fund	R
Delaware Select Growth Fund	A
Delaware Select Growth Fund	C
Delaware Select Growth Fund	R
Delaware Select Growth Fund	I
Delaware Small Cap Core Fund	A
Delaware Small Cap Core Fund	C
Delaware Small Cap Core Fund	I
Delaware Small Cap Core Fund	R
Delaware Small Cap Value Fund	A
Delaware Small Cap Value Fund	C
Delaware Small Cap Value Fund	I
Delaware Small Cap Value Fund	R
Delaware Smid Cap Growth Fund	A
Delaware Smid Cap Growth Fund	C
Delaware Smid Cap Growth Fund	I
Delaware Smid Cap Growth Fund	R
Delaware Tax-Free Arizona Fund	A
Delaware Tax-Free Arizona Fund	C
Delaware Tax-Free Arizona Fund	I
Delaware Tax-Free California Fund	A
Delaware Tax-Free California Fund	C
Delaware Tax-Free California Fund	I
Delaware Tax-Free Colorado Fund	A
Delaware Tax-Free Colorado Fund	C
Delaware Tax-Free Colorado Fund	I
Delaware Tax-Free Idaho Fund	A
Delaware Tax-Free Idaho Fund	C
Delaware Tax-Free Idaho Fund	I
Delaware Tax-Free Minnesota Fund	A

Fund Name	Class	Shares Outstanding
Delaware Tax-Free Minnesota Fund	C
Delaware Tax-Free Minnesota Fund	I
Delaware Tax-Free Minnesota Intermediate Fund	A
Delaware Tax-Free Minnesota Intermediate Fund	C
Delaware Tax-Free Minnesota Intermediate Fund	I
Delaware Tax-Free New York Fund	A
Delaware Tax-Free New York Fund	C
Delaware Tax-Free New York Fund	I
Delaware Tax-Free Pennsylvania Fund	A
Delaware Tax-Free Pennsylvania Fund	C
Delaware Tax-Free Pennsylvania Fund	I
Delaware Tax-Free USA Fund	A
Delaware Tax-Free USA Fund	C
Delaware Tax-Free USA Fund	I
Delaware Tax-Free USA Intermediate Fund	A
Delaware Tax-Free USA Intermediate Fund	C
Delaware Tax-Free USA Intermediate Fund	I
Delaware U.S. Growth Fund	A
Delaware U.S. Growth Fund	C
Delaware U.S. Growth Fund	I
Delaware U.S. Growth Fund	R
Delaware Value® Fund	A
Delaware Value® Fund	C
Delaware Value® Fund	I
Delaware Value® Fund	R
Delaware VIP® Diversified Income Series	Standard
Delaware VIP® Diversified Income Series	Service
Delaware VIP® Emerging Markets Series	Standard
Delaware VIP® Emerging Markets Series	Service
Delaware VIP® High Yield Series	Standard
Delaware VIP® High Yield Series	Service
Delaware VIP® International Value Equity Series	Standard
Delaware VIP® International Value Equity Series	Service
Delaware VIP® Limited-Term Diversified Income Series	Standard
Delaware VIP® Limited-Term Diversified Income Series	Service
Delaware VIP® REIT Series	Standard
Delaware VIP® REIT Series	Service
Delaware VIP® Small Cap Value Series	Standard
Delaware VIP® Small Cap Value Series	Service
Delaware VIP® Smid Cap Growth Series	Standard
Delaware VIP® Smid Cap Growth Series	Service
Delaware VIP® U.S. Growth Series	Standard
Delaware VIP® U.S. Growth Series	Service

Fund Name	Class	Shares Outstanding
Delaware VIP® Value Series	Standard
Delaware VIP® Value Series	Service
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Select 20 Portfolio

APPENDIX K — 1% SHARE OWNERSHIP

As of January 22, 2015, the officers and Trustees of the Trusts, as a group, owned 1% or more of the outstanding voting shares of the following Funds and classes:

Fund	Class	Percentage

APPENDIX L — 5% SHARE OWNERSHIP

The following table shows, as of January 22, 2015, the accounts of each class of each Fund that own of record 5% or more of such class.

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage

[FORM OF PROXY CARD]

DELAWARE INVESTMENTS®
2005 MARKET STREET
PHILADELPHIA, PA  19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – MARCH 31, 2015

[Registrants Listed on Schedule A]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Cori E. Daggett, and Emilia P. Wang, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of Delaware Investments® Funds, including shareholders of each registrant (each, a “Trust”) and fund (“Fund”) listed on Schedule A, to be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 31, 2015:  the proxy statement is available at

delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
[ADDRESS]

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website [ ].
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call [ ].
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1To elect Trustees for each of the Trusts Nominees:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01) Thomas L. Bennett 02) Ann Borowiec 03) Joseph W. Chow 04) Patrick P. Coyne 05) John A. Fry	06) Lucinda S. Landreth 07) Frances A. Sevilla-Sacasa 08) Thomas K. Whitford 09) Janet L. Yeomans 10) J. Richard Zecher
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
______________________________________________________________________________________________________________

		FOR	AGAINST	ABSTAIN
2 To approve the implementation of a new “manager of managers” order for each Fund
3 To revise the fundamental investment restriction relating to lending for each Fund
4 To revise the fundamental concentration restriction to remove the reference to banking instruments for the Delaware Cash Reserve Fund, a series of Delaware Group® Cash Reserve
5 (a) To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares
(b) To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand
(c)To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

SCHEDULE A
Trust	Funds
Delaware Group® Adviser Funds	Delaware Diversified Income Fund
Delaware Global Real Estate Opportunities Fund
Delaware U.S. Growth Fund
Delaware Group® Cash Reserve	Delaware Cash Reserve® Fund
Delaware Group® Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group® Equity Funds II	Delaware Value® Fund
Delaware Group® Equity Funds IV	Delaware Healthcare Fund
Delaware Smid Cap Growth Fund
Delaware Group® Equity Funds V	Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Group® Foundation Funds	Delaware Foundation® Conservative Allocation Fund
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Moderate Allocation Fund
Delaware Group® Global & International Funds	Delaware Emerging Markets Fund
Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Group® Government Fund	Delaware Core Plus Bond Fund
Delaware Emerging Markets Debt Fund
Delaware Inflation Protected Bond Fund
Delaware Group® Income Funds	Delaware Corporate Bond Fund
Delaware Diversified Floating Rate Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group® Limited-Term Government Funds	Delaware Limited-Term Diversified Income Fund
Delaware Group® State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group® Tax-Free Fund	Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Delaware Pooled® Trust	The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)
The Select 20 Portfolio
Delaware VIP® Trust	Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® International Value Equity Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series

SCHEDULE A
Trust	Funds
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate Tax Free Funds	Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund